UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2006

Franklin Electronic Publishers, Incorporated

(Exact name of registrant as specified in its charter)

Pennsylvania	1-13198	22-2476703
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Franklin Plaza, Burlington, New Jersey	08016-4907
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (609)386-2500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On May 1, 2006 the management of Franklin Electronic Publishers, Incorporated (the “Company” or “we”) concluded that we should restate the previously issued consolidated financial statements contained in our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2005, September 30, 2005 and December 31, 2005 to adjust the timing of revenue recognized on the licensing of certain software in May 2005. On May 1, 2006, the Audit Committee of our Board of Directors met and discussed this matter with management and our independent accounting firm, Radin, Glass & Co., LLP, and concurred with management’s conclusion.

In May 2005, we entered into an agreement with a customer to license certain software for $800,000 for a four year period. The agreement also provided for maintenance and support service to be provided by the Company during the period of the contract for an additional $160,000. The customer had the option of accepting or declining the maintenance and support service. Pursuant to our understanding, at that time, of the authoritative literature on the subject (Statement of Position 97-2 published by the American Institute of Certified Public Accountants) we recognized the $800,000 license fee in our fiscal quarter ended June 30, 2005 as revenue when the agreement was signed. We are recognizing the maintenance fee at the rate of $3,333 per month for 48 months.

We now believe that, absent definitive Vendor Specific Objective Evidence (VSOE) to support the separate price of the maintenance, we should have recognized the entire $960,000 (licensing fee and maintenance and support) ratably over the four year period of the contract. The entire payment was received in July 2005.

Because we have concluded that our previously filed Quarterly Reports noted above should be revised to make the change discussed above, investors should no longer rely upon our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for the quarters ended June 30, 2005, September 30, 2005, and December 31, 2005.

The effect of the change discussed above is shown below:

	Revenue from License
Period Ended	As Originally Reported	Amount of Change	Adjusted Amount
June 30, 2005	$800,000	($766,667)	$33,333
September 30, 2005	0	50,000	50,000
December 31, 2005	0	50,000	50,000

The remainder of the revenue from the contract will be recognized as shown below:

Periods		Revenue to be Recognized
Quarter Ending	March 31, 2006	$50,000
Years Ending	March 31, 2007 March 31, 2008 March 31, 2009	200,000 200,000 200,000
Quarter Ending	June 30, 2009	16,667

The changes described above are all non-cash and will have no effect on the previously reported amounts of cash in the Company’s financial statements. Current direct expenses pertaining to the transaction approximate 3% of revenue and will be adjusted accordingly.

We intend to file amendments to our Quarterly Reports on Form 10-Q for the quarters ended June, 30, 2005, September 30, 2005 and December 31, 2005 as soon as practicable.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franklin Electronic Publishers, Incorporated

Date: May 3, 2006	By:	/s/ Arnold D. Levitt
	Name:	Arnold D. Levitt
	Title:	Senior Vice President,
Chief Financial Officer